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                                                                    Exhibit 24.1

                            DIRECTORS AND OFFICERS OF
                            NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 relating to the registration of the shares of Common Stock, par value $4.00 per share, of the Corporation to be issued pursuant to an Agreement and Plan of Merger by and between the Corporation and First of America Bank Corporation dated as of November 30, 1997, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 22nd day of December, 1997.


     /s/  Sandra H. Austin            Director
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         Sandra H. Austin

     /s/ Charles H. Bowman            Director
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         Charles H. Bowman

     /s/ Edward B. Brandon            Director
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         Edward B. Brandon

     /s/ John G. Breen                Director
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         John G. Breen

     /s/ James S Broadhurst           Director
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         James S. Broadhurst

     /s/ Duane E. Collins             Director
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         Duane E. Collins



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

     /s/  David A Daberko               Chairman of the Board and Chief
----------------------------------      Executive Officer (Principal Executive Officer)
          David A. Daberko

     /s/ Daniel E. Evans                Director
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         Daniel E. Evans

     /s/ Otto N. Frenzel III            Director
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         Otto N. Frenzel III

     /s/ Bernadine P Healy, M.D.        Director
----------------------------------
         Bernadine P. Healy, M.D.

     /s/ Joseph H. Lemieux              Director
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         Joseph H. Lemieux

     /s/ W. Bruce Lunsford              Director
----------------------------------
         W. Bruce Lunsford

     /s/ Robert A. Paul                 Director
----------------------------------
         Robert A. Paul

     /s/ William R. Robertson           Director
----------------------------------
         William R. Robertson

     /s/ William F. Roemer              Director
----------------------------------
         William F. Roemer

     /s/ Michael A. Schuler             Director
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         Michael A. Schuler

     /s/ Stephen A. Stitle              Director
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         Stephen A. Stitle

     /s/ Morry Weiss                    Director
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         Morry Weiss